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                                                                   Exhibit 10.19


          AGREEMENT BETWEEN E DEAN WERRIES AND FLEMING COMPANIES, INC.
          ------------------------------------------------------------

1. At the October 19, 1993, board meeting will relinquish the Chief Executive Officer title.

2. Through the Annual Meeting in 1994 will serve the company as Chairman of the Board.

3.   As Chairman, he will report to the Board of Directors.

4.   Salary: No change in salary through the Annual Meeting in 1994.

5. Consulting Fee: Beginning with the 1994 Annual Meeting, he will receive a consulting fee of $200,000 annually paid in quarterly installments. This will continue until the Annual Meeting in 1997.

6. Expenses: Will be reimbursed for all reasonable business and travel expenses incurred in the course of conducting company business.

7. Office Space: During the consulting period, he will be provided with a suitable office of a size and with furnishings and other appointments and secretarial and other assistants as are provided to key management associates of the company.

8. Automobile: During the consulting period, he shall be entitled to the use of a company automobile and the reimbursement of related business expenses (gasoline and repairs), in accordance with the plans, past practices, programs and policies of the company with respect to key management associates of the company, as approved and interpreted by the Chief Executive Officer.

9. In keeping with current board policy, he may remain on the Board of Directors until age 70, if so nominated by the company and elected by the shareholders.

10. There will be a mutual understanding on what role he will have in the company beginning in October 1993 through the Annual Meeting 1994.

11. As a consultant to the company, he will take direction exclusively from the Chief Executive Officer and/or the Board of Directors.

                                        FLEMING COMPANIES, INC.


     /s/ E. Dean Werries                /s/ Robert E. Stauth
     ----------------------------       -----------------------------
         E. Dean Werries                By: Robert E. Stauth

APPROVED: COMPENSATION COMMITTEE OF FLEMING COMPANIES, INC.


By: /s/ James G. Harlow, Jr., Chairman
     ---------------------------------
        James G. Harlow, Jr., Chairman


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